Fees Summary	Sep. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 725,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	110,997.50
Total Offset Amount	0.00
Net Fee	$ 110,997.50
Final Prospectus	false